UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2023 (the “Grant Date”), the Board of Directors (the “Board”) of LM Funding America, Inc. (the “Company”) approved the grant of (i) options to purchase shares of common stock of the Company (“Options”) and (ii) shares of restricted stock (“Restricted Shares”), to each of Bruce Rodgers, Richard Russell, and Ryan Duran in the amounts set forth below opposite such officer’s name below. The Options and Restricted Shares were granted pursuant to and subject to the terms of the LM Funding America, Inc. 2021 Omnibus Incentive Plan (the “Plan”).

Name	Number of Stock Options	Number of Shares of Restricted Stock
Bruce Rodgers	1,000,000	650,000
Richard Russell	1,000,000	650,000
Ryan Duran	250,000	162,500

The Options grant each recipient the right to purchase shares of Company common stock at a price of $0.714 per share, the fair market value of the Company’s common stock on the Grant Date. The Options vest as to 50% of the total amount of the award on the one-year anniversary of the Grant Date and 50% of the total amount of the award on the two-year anniversary of the Grant Date (subject to accelerated vesting upon a change of control of the Company), provided that the executive is in continuous employment or service to the Company through the applicable vesting date. The Options will be subject to accelerated vesting as follows: (a) 50% of the portion of the Options that are scheduled to vest during the first year after the Grant Date will vest as of June 30, 2023, if the Company’s bitcoin mining operations achieve 500 petahash of computing power as of June 30, 2023, and (b) 50% of the portion of the Options that are scheduled to vest during the second year after the Grant Date will vest as of June 30, 2024, if the Company’s bitcoin mining operations achieve 1,000 petahash of computing power as of June 30, 2024.

The Restricted Shares vest in twelve substantially equal installments on each monthly anniversary of the Grant Date for twelve months following the Grant Date (subject to accelerated vesting upon a change of control of the Company), provided that the executive is in continuous employment or service to the Company through the applicable vesting date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Stock Option Award Agreement (2021 Omnibus Incentive Plan) (incorporated by reference to Exhibit 10.3 to the Form 8-K filed on November 1, 2021)
10.2*	Form of Restricted Stock Award Agreement (2021 Omnibus Incentive Plan) (incorporated by reference to Exhibit 10.3 to the Form 8-K filed on November 1, 2021)
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	April 26, 2023	By:	/s/ Richard Russell
Richard Russell, CFO